Federal Signal Corporation November 2005

This presentation may contain material non-public information about the company. This presentation therefore may not be distributed, reproduced or used without the express written consent of the company. Use or disclosure of material non-public information by the recipient of this presentation or any one obtaining this information from the recipient may constitute a criminal offense. This presentation contains various forward-looking statements as of the date hereof and the company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company's control, include the cyclical nature of the company's industrial and municipal markets, technological advances by competitors, the company's ability to improve its operating performance in its fire rescue and refuse body plants, risks associated with the execution of planned plant closures, increased warranty and product liability expenses, risks associated with supplier and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment. Safe Harbor

Investment Appeals Strong market positions, brands and distribution channels Diverse, strong markets: municipal, industrial, international Restructuring efforts are progressing Disciplined, focused management team Strengthening balance sheet Continued strong and steady cash flows New vision, mission and strategic direction for the company focused on ensuring long-term profitable growth

Company Overview Key Statistics 6,000 employees; operates manufacturing facilities in 42 plants around the world in 12 countries $1.1B in revenue last year Stock trades on NYSE under ticker symbol FSS Key Competitive Advantages Rich 100+ year history Majority of products hold #1 and #2 positions in their markets Well developed distribution channels and strong brand recognition including: Elgin sweepers, E-One fire trucks, Dayton tooling and Federal Signal lights and sirens

Diversity of Revenue Fire Rescue Safety Environmental Tool 2004 0.32 0.22 0.32 0.14 Based on December 31, 2004 year-end figures U.S. Municipal U.S. Commercial / Industrial Non-U.S. 2004 0.38 0.31 0.31

FSS Orders by Market Segment

Operating Groups Fire Rescue Environmental Products Safety Products Tool

Fire Rescue Group Sales vs. Operating Margin Sales ($M) Operating Margin (%) 1st Qtr 2002 334 3.4 2003 416 3.5 2004 361 -4.9 Operating margin excludes adverse impact of restructuring cost Sales OM% 2004 Q1 68 -4.6 2004 Q2 96 0.6 2004 Q3 81 -5.6 2004 Q4 117 -9.2 2005 Q1 71 -4.5 2005 Q2 101 0.7 2005 Q3 91 2.1 Full Year Quarterly

Strong Backlog Q1 '00 Q2 '00 Q3 '00 Q4 '00 Q1 '01 Q2 '01 Q3 '01 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 FRG 226 220 210 234 225 209 215 241 245 278 298 282 267 251 229 246 261 271.6 257.2 250.9 263.7 245.9 238.1 Total Backlog 112 113 103 106 125 125 123 111 108 110 130 140 149 142 126 116 132 132.4 185.7 180.7 184.7 182.1 180.6 FRG TOTAL BACKLOG Other Federal Signal's order backlog remains strong at $419 million on September 30, 2005. Not restated for divestitures; restatement deemed immaterial.

New order bookings are strong and we have added three key new dealers. Revenues have surpassed comparable prior year periods for the past three quarters. Gross margins have improved. Material cost escalation has been addressed through increased prices. Implementation of a product configurator is on schedule. Expect 80% product coverage by year end. Favorable trends are evident in on-time completion, build quality, safety and primary working capital. Fire Rescue Progress Update

Environmental Products Group Eighty percent of EPG sales is from strong performing businesses: street sweepers, sewer cleaners, vacuum trucks and waterblasters. Twenty percent is from the underperforming Refuse division. Sales ($M) Operating Margin (%) Operating margin excludes adverse impact of restructuring cost Sales vs. Operating Margin Sales OM% 2002 296 7.7 2003 353 5.2 2004 368 1.3 2005 Q1 98 2.5 2005 Q2 105 2.3 2005 Q3 103 -1.5

Refuse Turnaround Update Improvements Consolidated production locations Implemented factory floor improvements at Medicine Hat facility Rationalizing product line Implemented price increases to address higher material costs Developing low cost outsourcing opportunities Entered into joint venture agreement to produce refuse truck bodies in China Disappointments Slower production ramp up due to labor productivity in the face of oil patch employment conditions Material costs remain higher than expected and inventory issues persist Fixed cost reductions not yet fully executed Unfavorable pricing in some multi-year sales contracts Breakeven earnings unlikely before mid-2006

Safety Products Group Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2002 270 15.3 2003 278 11.4 2004 249 13.2 2005 Q1 70 12.1 2005 Q2 69 12.1 2005 Q3 67 13.8 Update Strong revenue and income Positioned well for additional airport parking business Police lights and sirens continuing to gain share in new international markets Sold Victor lighting product lines to focus resources on areas of strength Mining and oil field business is expanding

Tool Group Update Continues to provide strong and consistent cash flow and earnings Approximately 40% of sales related to automotive industry Weakness in Japanese and Canadian markets Surcharges implemented to offset escalating tool steel costs Shifting manufacturing footprint to reduce fixed costs and remain near manufacturers - Closures: Jamestown, NY and Dayton France Expansion: Portugal, Canada and China Implemented new ERP system in 2004 Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2002 156 12 2003 160 10 2004 161 10.2 2005 Q1 42 9.4 2005 Q2 41 10.1 2005 Q3 40 11.3 Operating margin excludes adverse impact of restructuring cost

Strategic Overview Phase 1 Shrink to grow - exited non-strategic businesses through a combination of divestitures, plant consolidations and product rationalizations Fix underperforming businesses - improve operational results in problem businesses (e.g., FRG, Refuse, parking systems) Phase 2 Position for the future - implement change to the vision, mission, culture and business strategy of the company to ensure long-term shareholder value creation Overall goal to enhance FSS' competitive position while creating a foundation to achieve high single-digit revenue growth

Financial Performance $ millions (except per share data and ratios) 2002 2003 2004 Q3 2004 Q3 2005 Sales 1,002 1,151 1,139 269 302 EPS - continuing ops .95 .73 (.26) (.07) .21 EPS - excl. restructuring .95 .76 (.01) (.04) .21 PWC % 22.4% 23.3% 24.6% 25.7% 20.9% Operating Cash Flow YTD 102.1 70.3 52.5 32.7 39.3 Capital Expenditures YTD 18.8 16.8 20.5 15.7 14.1 Mfg Net Debt/Cap % * 44% 39% 36% 43% 34% * Manufacturing debt-to-capitalization ratio, excluding cash

Gross Margins 2003-2005 First quarter was an important inflection point for our troubled businesses.

Primary Working Capital PWC% increase in 2004 largely due to Ocala production problems 2005 improvement primarily driven by lower receivables; inventory reduction expected in the second half. PWC (%) PWC ($M)

2005 Outlook 2004 2004 2005 2005 Environmental Products Group 1H 2H 1H 2H est. Revenue 186 181 203 205-215 Operating Margin 3% -1% 2% 0-2% Fire Rescue Group Revenue 163 198 172 205-220 Operating Margin -2% -8% -2% 3-5% Safety Products Group Revenue 117 132 139 135-145 Operating Margin 11% 15% 12% 14-15% Tool Group Revenue 84 77 82 78-82 Operating Margin 13% 7% 10% 10-11%

Hurricane Impacts Long term, hurricane related activities should add business. Federal Signal is uniquely positioned to assist with recovery efforts: street sweepers vacuum trucks sewer cleaners refuse truck bodies waterblasting equipment police lights and sirens damaged vehicle fleets parking control systems industrial electrical equipment industrial tooling oil rig products outdoor warning systems industrial communications equipment emergency response vehicles mobile command centers Strengthen Protection and Response Capability Rebuild and Replace Clean Up The hurricane is likely to have an adverse impact on orders and revenues in some divisions in the short term.

Longer Term Outlook Longer Term Environmental Products Group Operating Margin 7-8% Fire Rescue Group Operating Margin 9-10% Safety Products Group Operating Margin ~15% Tool Group Operating Margin 13-15%

Investment Appeals Strong market positions, brands and distribution channels Diverse, strong markets: municipal, industrial, international Restructuring efforts are progressing Disciplined, focused management team Strengthening balance sheet Continued strong and steady cash flows New vision, mission and strategic direction for the company focused on ensuring long-term profitable growth